UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 5, 2008
Aflac Incorporated
(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1932 Wynnton Road, Columbus, Georgia	31999

(Address of principal executive offices)	(Zip Code)
706.323.3431
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (e) On May 5, 2008, the shareholders of Aflac Incorporated approved the Aflac Incorporated 2009 Management Incentive Plan. Compensation paid pursuant to this plan is intended, to the extent reasonable and applicable, to qualify as “performance-based compensation” not subject to the limitations of the Internal Revenue Code (Code) Section 162(m) on tax deductibility of executive compensation in excess of $1 million.
     The terms of the plan, a copy of which is filed as Appendix B to Aflac’s Definitive Proxy Statement dated March 24, 2008, and the description of the plan under the heading “Description of Plan” in such proxy statement, are incorporated herein by reference in their entirety.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

May 6, 2008	/s/ Ralph A. Rogers, Jr.

(Ralph A. Rogers, Jr.)
Senior Vice President, Financial Services
Chief Accounting Officer

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